EXHIBIT 10.6.2

                     SECOND AMENDMENT TO CUSTODIAL AGREEMENT


      This Second Amendment dated as of September 13, 2005 (the "Amendment") to the Custodial Agreement, dated as of December 3, 2004 (the "Agreement", a copy of which is attached hereto as Exhibit 1), is made by and among Lehman Brothers Inc. and Lehman Commercial Paper Inc. (collectively, "Buyer"), American Home Mortgage Acceptance, Inc. ("Seller") and Deutsche Bank National Trust Company ("Custodian").

                                    RECITALS

      WHEREAS, Custodian, Seller and Buyer (each, a "Party" and, collectively, the "Parties"), have agreed to enter into this Amendment; and

      WHEREAS, the Parties (other than the Custodian) have entered into a Master Repurchase Agreement, dated as of March 29, 2004, as amended by those certain letter agreements, dated December 3, 2004, June 10, 2005 and September 13, 2005 (collectively, the "Repurchase Agreement"), pursuant to which Buyer has agreed, subject to the terms and conditions set forth in the Repurchase Agreement, to purchase certain mortgage loans identified on Exhibit 2 hereto ("Mortgage Loans") owned by Seller, including, without limitation, all rights of Seller to service and administer such Mortgage Loans; and

      WHEREAS, Seller and Buyer have entered into the Agreement relating to the Repurchase Agreement; and

      WHEREAS, the Parties wish to amend the Agreement to add the Mortgage Loans as assets to be delivered and held thereunder.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as set forth below. Terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement, as amended hereby.

      Section 1. Amendments.

      1.1 References in the Agreement to "this Agreement" or words of similar import (including direct references to the Agreement) shall, without limitation, be deemed to be references to the Agreement as amended by this Amendment.

      1.2 Notwithstanding anything to the contrary in the Agreement, all references in the Agreement to the "Mortgage Loans" shall be deemed to refer to and include the Mortgage Loans (and not to the "Mortgage Loans" as such term was defined in the Agreement based upon the mortgage loans identified on Schedule 1 thereto). All provisions of the Agreement with respect to mortgage loans shall apply to the Mortgage Loans as if the Mortgage Loans had been identified on a schedule attached to the original Agreement.

      Section 2. Covenants, Representations and Warranties of the Parties.


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      2.1 Except as amended by Section 1 hereof, the Agreement remains unaltered and in full force and effect. Each of the Parties hereby affirms all terms and covenants made in the Agreement as amended hereby.

      2.2 Each of the Parties hereby represents and warrants to the other that
(a) this Amendment constitutes the legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms, and (b) the execution and delivery by such Party of this Amendment has been duly authorized by all requisite limited liability company or corporate action on the part of such Party.

      Section 3. Effect upon the Agreement.

      3.1 Except as set forth herein, the Agreement shall remain in full force and effect and is hereby ratified and confirmed.

      3.2 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Party under the Agreement, or any other document, instrument or agreement executed and/or delivered in connection therewith.

      Section 4. Governing Law.

      THIS AMENDMENT SHALL BE CONSTRUED, INTERPRETED AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS OR PRINCIPLES THEREOF.

      Section 5. Counterparts.

      This Amendment may be executed in any number of counterparts, and any such counterparts shall together constitute the same agreement.

                  [Remainder of Page Intentionally Left Blank.]


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      IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed as of the day and year first above written.



AMERICAN HOME MORTGAGE ACCEPTANCE, INC.

By: /s/ Alan Horn
   -------------------------------------
   Name: Alan Horn
   Title: EVP, General Counsel and
   Secretary


LEHMAN BROTHERS INC.

By: /s/ Thomas J. O'Hara
   -------------------------------------
   Name: Thomas J. O'Hara
   Title: Senior Vice President


LEHMAN COMMERCIAL PAPER INC.

By: /s/ Thomas J. O'Hara
   -------------------------------------
   Name: Thomas J. O'Hara
   Title: Senior Vice President


DEUTSCHE BANK NATIONAL TRUST COMPANY,
not in its individual capacity but
solely as Custodian

By: /s/ Norma L. Catone
   -------------------------------------
   Name: Norma L. Catone
   Title: Vice President


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                                                                       Exhibit 1

                               CUSTODIAL AGREEMENT

      CUSTODIAL AGREEMENT, dated as of December 3, 2004, between LEHMAN BROTHERS INC. AND LEHMAN COMMERCIAL PAPER INC. (collectively, "Buyer"), AMERICAN HOME MORTGAGE ACCEPTANCE, INC. (the "Seller") and DEUTSCHE BANK NATIONAL TRUST COMPANY (the "Custodian").

                                   WITNESSETH:

      WHEREAS, the Seller has entered into a Master Repurchase Agreement with the Buyer, dated as of March 29, 2004 (as amended, the "Repurchase Agreement"), pursuant to which the Seller agrees to transfer to the Buyer securities and other assets (the "Securities") against the transfer of funds by the Buyer, with a simultaneous agreement by the Buyer to transfer to the Seller such Securities at a date certain or on demand against the transfer of funds by the Seller;

      WHEREAS, the Seller has entered that certain letter agreement with Buyer, dated as of December 3, 2004 (the "Letter Agreement"), pursuant to which the Seller and the Buyer agreed upon the terms and conditions under which the mortgage loans identified on Schedule 1 hereto ("Mortgage Loans") may be included as Securities under the Repurchase Agreement;

      WHEREAS, the Seller has agreed to deliver such Mortgage Loans to the Custodian;

      WHEREAS, capitalized terms used herein but not defined herein shall have the meaning given in the Repurchase Agreement (or if not defined in the Repurchase Agreement, then in the Letter Agreement); and

      WHEREAS, Buyer and the Seller wish to retain the Custodian to perform certain services in connection with taking possession of the Mortgage Loans;

      NOW, THEREFORE, the Seller hereby authorizes the Custodian to hold the Mortgage Loans and authorizes the Custodian to perform the following functions and duties, and the Custodian agrees to perform such functions and duties:

            (a) Safekeeping of the Mortgage Loans. The Custodian hereby agrees to perform the following services as agent for the Buyer with respect to the Mortgage Loans:

                  (i) To hold under its exclusive control the documents
            constituting the Mortgage Loans identified on Schedule 2 hereto (or any other documents delivered in connection therewith which shall be itemized on a transmittal letter accompanying such other documents) (the "Mortgage File"), such Mortgage Loans to be held in a segregated manner (i.e., the assets of the Seller shall not be commingled);

                  (ii) Upon the written demand of the Seller and with the
            consent of Buyer, to deliver and immediately release to or at the direction of Buyer any and all of the Mortgage File at the time held by Custodian; any such delivery and


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            release shall be accomplished with respect to any Mortgage File as soon as reasonably practicable of the request and at the expense of the Seller; and

                  (iii) Upon three (3) Business Days' prior notice, to permit inspection (but not removal from the Custodian's possession other than as otherwise permitted under this Agreement) at all reasonable times in Custodian's offices during normal business hours by the Seller and Buyer or its agents (including its auditors) of the Mortgage File.

      The Custodian shall segregate and maintain continuous custody and control of the Mortgage Files received by it in secure and fire-resistant facilities in accordance with customary standards for such custody.

      The parties hereto agree that the Custodian shall hold and possess the Mortgage Loans and the Mortgage Files pursuant to this Agreement in the Custodian's capacity as bailee and agent for the Buyer, and that the Custodian shall have no right to possession of the Mortgage Loans or the Mortgage Files except as specified herein.

            (b) Release of Mortgage Loans. The Custodian may only release the Mortgage Loans and the Mortgage Files held for Buyer under this Agreement and all related information and documentation held by the Custodian at the written direction of the Seller with the consent of Buyer; provided that, no consent of Buyer will be required after the satisfaction in full of all requirements of the Repurchase Agreement with respect to the Transactions for the Mortgage Loans as notified to the Custodian in writing by Buyer; provided further that, if an Event of Default by the Seller shall occur and be continuing, of which a Responsible Officer of the Custodian has received written notice, the Custodian may only release such Mortgage Loans and Mortgage Files and all related information and documentation upon the sole discretion and direction of Buyer.

            (c) Compensation. The Seller shall, pay to the Custodian the fees and reimburse the expenses of the Custodian as set forth in a separate letter agreement, for performing the functions of Custodian hereunder.

            (d) Waiver of Certain Rights. To the extent permissible by law, the Custodian hereby waives, relinquishes and releases any rights which it may have by way of contract or law, whether through exercise of a right of set-off, security interest, counterclaim or otherwise, to obtain any property or payment under the Mortgage Loans held hereunder.

            (e) Authorizations. Any authorized officer of the Custodian is authorized to act for the Custodian whenever written directions or requests are required of the Custodian under this Agreement.

            (f) Execution in Counterparts. This Agreement may be simultaneously executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

            (g) Applicable Law. This Agreement shall be governed by and construed in accordance with the law of the State of New York.


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


            (h) Binding Effect. To the extent provided herein, this Agreement shall be binding upon Buyer, the Seller and the Custodian and shall inure to the benefit of Buyer, the Seller and the Custodian and their respective successors and assigns; provided, however, that the Custodian shall not assign its rights and obligations under this Agreement without the prior written consent of Buyer and the Seller.

            (i) Severability. In the event any provision of this Agreement shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof

            (j) Amendments, Changes and Modifications. This Agreement maybe amended by the written consent of the parties hereto.

            (k) Addresses for Notices. Any notice required or permitted to be given under or in connection with this Agreement shall be in writing and shall be mailed by first-class mail, express mail or overnight courier service, postage prepaid, or sent by telecopy ox other similar form of rapid transmission confirmed by mailing (by first-class mail) at substantially he same time as such vapid transmission, or personally delivered to an officer of the receiving party. All such communications shall be mailed, sent or delivered,

            If to Buyer:

                  Lehman Brothers Inc. & Lehman Commercial Paper Inc. 745 Seventh Avenue
                  New York, New York  10019
                  Attention:  Fred Madonna
                  Telephone:  212-526-9249
                  Telecopier: 212-

            If to the Seller:

                  American Home Mortgage Acceptance, Inc.
                  538 Broadhollow Road
                  Melville, NY 11747
                  Attention:  Alan B. Horn, General Counsel
                  Telephone:  516-396-7703
                  Telecopier:  800-209-7276

            If to the Custodian:

                  Deutsche Bank National Trust Company
                  1761 East St. Andrew Place
                  Santa Ana, CA  92705-4934
                  Attention:  Mortgage Custody - AH048C
                  Telephone:  (714) 247-6000
                  Telecopier:  (714) 247-6035


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


or as to each party at such other address or numbers as shall be designated by such party in written notice to the other party.

            (l) Trust Receipt. The Custodian shall execute and deliver to the Buyer, with a copy to Seller, a trust receipt substantially in the form of
      Schedule 3 to evidence its possession of the Mortgage Loans and the Mortgage Files and its certification that each such document in the Mortgage Files is complete and appears regular on its face and each such document in the Mortgage Files purporting to be an original appears on its face to be so.

            (m) Indemnification. The Custodian and any director, officer, employee representative or agent, shall be indemnified by the Seller and held harmless against any claim, loss, liability expense, damage, injury (to person, property or natural resources), penalties, stamp or other similar taxes, actions, suits, judgements, reasonable costs and expenses (including reasonable attorney's and agent's fees and expenses) of whatever kind regardless of their merit, incurred in connection with any claim or legal action or any pending or threatened claim or legal action relating to this Agreement or the Mortgage Files, or any claim or legal action or any pending or threatened claim or legal action relating to the performance of the Custodian's duties hereunder, other than any claim, loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of the Custodian's obligations and duties under this Agreement. The provisions of this Section(m) shall survive the termination of this Agreement or the earlier resignation or removal of the Custodian.

            (n) Patriot Act. In order to comply with its duties under the U.S.A. Patriot Act, the Custodian shall obtain and verify certain information and documentation from the other parties hereto including, but not limited to, each parties' name, address, and other identifying information.

            (o) Miscellaneous.

                  (i) Written instructions as to the method of shipment and
            shipper(s) that Custodian is directed to utilize in connection with transmission of Mortgage Files in the performance of the Custodian's duties hereunder shall be delivered by the Seller or the Buyer to Custodian prior to any shipment of any Mortgage Files hereunder. Seller will arrange for the provision of such services at its sole cost and expense and will maintain such insurance against loss or damage to the Mortgage Files as the requesting party deems appropriate. Without limiting the generality of the provisions below, it is expressly agreed that in no event shall Custodian have any liability for any losses or damages to any person, arising out of actions of Custodian in accordance with instructions of the requesting party, unless such performance constitutes gross negligence, lack of good faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. In the absence of written instructions from the Seller, the Custodian may ship the related Mortgage Files using any nationally recognized courier service and shall be indemnified as provided in Section (m) in connection therewith.


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


                  (ii) The Custodian undertakes to perform such duties and only such duties as are specifically set forth this Agreement, and no implied covenants or obligations shall be read into this Agreement against the Custodian.

                  (iii) In the absence of bad faith on its part, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Custodian and conforming to the requirements of this Agreement; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Agreement.

                  (iv) The Custodian may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Custodian shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (v) The Custodian may consult with counsel and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel.

                  (vi) The Custodian shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto unless the Custodian has had offered to it security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

                  (vii) The Custodian shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Custodian to perform, or be responsible or liable for the manner of performance of, any obligations of the Buyer or the Seller under this Agreement or any of the Relevant Documents.

                  (viii) The Custodian may conclusively rely on, and shall be fully protected in relying upon, any document believed by it to be genuine and to have been signed or presented by the proper person. The Custodian need not investigate any fact or matter stated in the document.

                  (ix) Before the Custodian acts or refrains from acting, it may require an officers' certificate or an opinion of counsel. The Custodian shall not be liable for


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            any action it takes or omits to take in good faith in reliance on such officers' certificate or opinion of counsel.

                  (x) The Custodian shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

                  (xi) The Custodian shall not be bound to make any
            investigation into the facts or matters stated in any resolution, officers' certificate, or other certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security, or other paper or document.

                  (xii) The Custodian shall not be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Buyer or the Seller, except as otherwise set forth herein, but the Custodian may require of the Seller or the Buyer full information and advice as to the performance of the covenants, conditions and agreements contained herein and shall be entitled in connection herewith to examine the books, records and premises of the Buyer or the Seller.

                        (aa) The permissive rights of the Custodian to do things
                  enumerated in this Agreement shall not be construed as a duty and the Custodian shall not be answerable for other than its gross negligence or willful default.

                        (bb) The Custodian shall not be liable for any error of
                  judgment made in good faith by an officer or officers of the Custodian, unless it shall be conclusively determined a court of competent jurisdiction that the Custodian was grossly negligent in ascertaining the pertinent facts

                        (cc) Neither the Custodian nor any of its officers,
                  directors, employees or agents shall be liable for any action taken or omitted under this Agreement or in connection therewith except to the extent caused by the Custodian's gross negligence or willful misconduct, as determined by the final judgement of a court of competent jurisdiction, no longer subject to appeal or review.

                        (dd) The parties each (for itself and any person or
                  entity claiming through it) hereby releases, waives, discharges, exculpates and covenants not to sue the Custodian for any action taken or omitted under this Agreement except to the extent caused by the Custodian's gross negligence or willful misconduct.

                        (ee) Anything in this Agreement to the contrary
                  notwithstanding, in no event shall the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been


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                  advised of the likelihood of such loss or damage and
                  regardless of the form of action.

                        (ff) If the Custodian consolidates with, merges or
                  converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Custodian.

            (p)   Definitions.

                  (i) "Corporate Trust Office" means the principal corporate trust office of the Custodian at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at Deutsche Bank National Trust Company, 1761 East St. Andrew Place, Santa Ana, CA 92705-4934.

                  (ii) "Responsible Officer" means any officer assigned to the
            Corporate Trust Office of the Custodian, including any managing director, principal, vice president, assistant vice president, assistant treasurer, assistant secretary, trust officer or any other officer of the Custodian customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration of this Agreement, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.


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            IN WITNESS WHEREOF, this Agreement was duly executed by the parties hereto as of the day and year first above written.

                                        AMERICAN HOME MORTGAGE ACCEPTANCE, INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LEHMAN BROTHERS INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        LEHMAN COMMERCIAL PAPER INC.


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


                                        DEUTSCHE BANK NATIONAL TRUST COMPANY,
                                        not in its individual capacity but
                                        solely as Custodian


                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:


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